                                 REVOLVING NOTE

$3,500,000.00                                                September 21, 2001

                  FOR VALUE RECEIVED, the undersigned, each a corporation with its principal executive office and place of business at 250 Clearbrook Road, Elmsford, NY 10523 (jointly and severally, "Borrower"), promise to pay to the order of KELTIC FINANCIAL PARTNERS, LP ("Lender"), at 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580 or at such other place as Lender may from time to time in writing designate, the principal sum of each Revolving Advance made by Lender to Borrower under that certain Loan and Security Agreement dated of even date herewith between Borrower and Lender ("Loan Agreement"). The aggregate unpaid principal balance hereof shall not exceed at any time the sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS and 00/100 ($3,500,000.00). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement. The entire unpaid principal balance hereof, together with the accrued interest thereon and accrued late charges, if any, and all other sums due hereunder shall be due and payable on the Termination Date.

                  Borrower also promises to pay interest to Lender monthly, in arrears, on the first day of each month commencing on October 1, 2001 on the average daily unpaid principal balance of this Note at the rate set forth in
Section 3.1 of the Loan Agreement.

                  This is the "Revolving Note" referred to in the Loan and Security Agreement between the Borrower and Lender, dated of even date herewith, as the same may be amended or supplemented from time to time ("Loan Agreement"), and is entitled to the benefit of all of the terms and conditions and the security of all of the security interests and liens granted by Borrower or any other person to Lender pursuant to the Loan Agreement or any other Loan Document including, without limitation, provisions regarding mandatory and optional prepayment rights and premiums. Upon the occurrence of any Event of Default (after giving effect to any applicable grace period), the entire unpaid principal amount owed Lender hereunder shall, upon demand therefor, become immediately due and payable at the option of the holder hereof without further notice or demand.

         Whenever any payment to be made under this Note shall be stated to be due on a day other than a Banking Day, such payment shall be made on the next succeeding Banking Day, and such extension of time shall be included in the computation of any interest then due and payable hereunder.

         The undersigned and all other parties who, at any time, may be liable hereon in any capacity waive presentment, demand for payment, protest and notice of dishonor of this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the



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holder and the party or parties against whom enforcement of any waiver, change, modification or discharge is sought.

         The obligations of each of the undersigned under this Note are joint and several.

                  IN WITNESS WHEREOF, the undersigned has executed this Note the day and year first above written.


                            AFP IMAGING CORPORATION


                            By
                               ----------------------------------------
                                                                (Title)

                            VISIPLEX INSTRUMENTS CORPORATION


                            By
                               ----------------------------------------
                                                                (Title)

                            DENT-X INTERNATIONAL, INC.


                            By
                               ----------------------------------------
                                                                (Title)

                            LOGETRONICS CORPORATION


                            By
                               ----------------------------------------
                                                                (Title)

                            REGAM MEDICAL SYSTEMS INTERNATIONAL
                            AB


                            By
                               ----------------------------------------
                                                                (Title)


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